UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 12, 2003
                        ---------------------------------
                        (Date of earliest event reported)

                            NAPOLI ENTERPRISES, INC.
                            (A Colorado Corporation)
                            ------------------------
             (Exact name of registrant as specified in its chapter)

          Colorado                        7389                    912015608
          --------                        ----                    ---------
(State or other jurisdiction       (Primary Standard            (IRS Employer
     of incorporation)             Classification Code       Identification No.)
                                         Number)

       566 - 1027 Davie Street, Vancouver, British Columbia Canada V6E 4L2
       -------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                             Telephone: 213-304-1936
                             -----------------------
              (Registrant's telephone number, including area code)


Item 1. Changes in Control of Registrant.
-----------------------------------------

On February 12, 2003, the Company received an offer from one of its principal creditors, DGD Wealth Management Inc., to convert part of the Company's debt to stock. The Company's Board of Directors agreed to convert two promissory notes, including accrued interest to date totaling $1,188,627 in Company debt, at $0.40 per share. Thus, DGD Wealth Management Inc. was issued a total of 2,971,568 ordinary voting shares in the Company and as at this date DGD Wealth Management became a majority shareholder in the company.


Signatures
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


IMPULSE MEDIA TECHNOLOGIES INC.

/s/ Steve Spanis
-------------------------------
(Signature)

Steve Spanis
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(Name)

CEO, CFO, President& Secretary
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(Position)

February 20, 2003
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(Date)